UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 25, 2024

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 7.01 Regulation FD Disclosure
On December 29, 2023, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate case (Rate Case) with the Public Utility Commission of Oregon (OPUC). The filing requested a $154.9 million annual revenue requirement increase, which included $34.0 million related to an updated depreciation study.

On July 24, 2024, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board (CUB), the Alliance of Western Energy Consumers (AWEC), the Coalition of Communities of Color, Climate Solutions, Verde, Columbia Riverkeeper, Oregon Environmental Council, Community Energy Project, and Sierra Club (Coalition), which comprise all of the parties to the rate case, filed a stipulation (Second Stipulation) with the OPUC which addressed the majority of issues in the Rate Case.

Prior to the Second Stipulation, NW Natural, the OPUC staff, CUB and AWEC reached a partial settlement on the cost of long-term debt of 4.712% (First Stipulation and together with the Second Stipulation, the Stipulations).

The Second Stipulation provides for a total revenue requirement increase of $95.0 million over revenues from existing rates, which includes $9.6 million related to an updated depreciation study, subject to completion of capital projects identified as being placed in service prior to the rate effective date. The revenue requirement is based on the following assumptions:

•Capital structure of 50% common equity and 50% long-term debt;
•Return on equity of 9.4%;
•Cost of capital of 7.056%; and
•Average rate base of $2.11 billion or an increase of $357 million since the last rate case.

On October 25, 2024, the OPUC issued an order approving the Stipulations and resolving the remaining open items in the Rate Case. Along with resolving several non-revenue items, the OPUC affirmed its decision in NW Natural’s prior general rate case docket to phase out NW Natural’s line extension allowance (LEA) by November 1, 2027. Additionally, the OPUC ordered a downward adjustment to rate base of $13.7 million of undepreciated line extension costs, which we expect to result in a non-cash, pre-tax charge of approximately $13.7 million, or approximately $10.1 million after-tax (or approximately 26 cents per share1), in the fourth quarter of 2024.

The final order and adjustments for completed capital projects resulted in a revenue requirement increase of $93.3 million over existing rates. Average rate base after final adjustments for completed capital projects was $2.09 billion or an increase of $334 million since the last rate case.

NW Natural expects new rates to take effect November 1, 2024.

On August 2, 2024, NW Holdings reaffirmed 2024 annual earnings guidance in the range of $2.20 to $2.40 per share on a generally accepted accounting principles (GAAP) basis. When set, that guidance range did not assume the above-described disallowance. Therefore, NW Holdings is revising its 2024 annual guidance range to $1.94 to $2.14 per share on a GAAP basis, or $2.20 to $2.40 per share on a non-GAAP adjusted basis, with the only adjustment to the GAAP guidance numbers being the exclusion of the $13.7 million non-cash, pre-tax charge (approximately $10.1 million or 26 cents per share after-tax1).

GAAP Reconciliation Table
Current GAAP Guidance	$1.94 to $2.14
Regulatory Disallowance[1]	$0.26
Adjusted non-GAAP Guidance	$2.20 to $2.40

The information contained in this Item 7.01 shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
1 Impact on earnings per share assumes average diluted shares of 39.0 million and an income tax rate of 26.5%

Item 8.01	Other Events
On December 29, 2023, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate case (Rate Case) with the Public Utility Commission of Oregon (OPUC). The filing requested a $154.9 million annual revenue requirement increase, which included $34.0 million related to an updated depreciation study.

On July 24, 2024, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board (CUB), the Alliance of Western Energy Consumers (AWEC), the Coalition of Communities of Color, Climate Solutions, Verde, Columbia Riverkeeper, Oregon Environmental Council, Community Energy Project, and Sierra Club (Coalition), which comprise all of the parties to the rate case, filed a stipulation (Second Stipulation) with the OPUC which addressed the majority of issues in the Rate Case.

Prior to the Second Stipulation, NW Natural, the OPUC staff, CUB and AWEC reached a partial settlement on the cost of long-term debt of 4.712% (First Stipulation and together with the Second Stipulation, the Stipulations).

The Second Stipulation provides for a total revenue requirement increase of $95.0 million over revenues from existing rates, which includes $9.6 million related to an updated depreciation study, subject to completion of capital projects identified as being placed in service prior to the rate effective date. The revenue requirement is based on the following assumptions:

•Capital structure of 50% common equity and 50% long-term debt;
•Return on equity of 9.4%;
•Cost of capital of 7.056%; and
•Average rate base of $2.11 billion or an increase of $357 million since the last rate case.

On October 25, 2024, the OPUC issued an order approving the Stipulations and resolving the remaining open items in the Rate Case. Along with resolving several non-revenue items, the OPUC affirmed its decision in NW Natural’s prior general rate case docket to phase out NW Natural’s line extension allowance (LEA) by November 1, 2027. Additionally, the OPUC ordered a downward adjustment to rate base of $13.7 million of undepreciated line extension costs, which we expect to result in a non-cash, pre-tax charge of approximately $13.7 million, or approximately $10.1 million after-tax (or approximately 26 cents per share1), in the fourth quarter of 2024.

The final order and adjustments for completed capital projects resulted in a revenue requirement increase of $93.3 million over existing rates. Average rate base after final adjustments for completed capital projects was $2.09 billion or an increase of $334 million since the last rate case.

NW Natural expects new rates to take effect November 1, 2024.

1 Impact on earnings per share assumes average diluted shares of 39.0 million and an income tax rate of 26.5%
Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, commitments, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, rate base, financial results, financial position, revenue requirement, technology upgrades, cybersecurity, meter modernization, system and infrastructure reinforcement, expansion or reliability, gas storage investments, costs, timing or benefits, customer growth, customer rates and the timing and magnitude of any rate changes, renewable natural gas, revenues and earnings, earnings guidance, performance, timing, outcome, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, regulatory prudence reviews, anticipated regulatory actions or filings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter of NW Holdings or NW Natural, as applicable, which, among others, outline legal, regulatory and legislative risks, public health risks, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to NW Holdings’ water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	October 29, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	October 29, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary